EXHIBIT 23.5

                        CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the use in this Registration Statement on Form S-8 of our report, dated September 23, 1997, relating to the financial statements of Harvey Titanium, Ltd. We also consent to the reference to our Firm under the caption "Experts" in the Prospectus.


                                     /s/KLEIN, BOGAKOS AND ROBERTSON, CPA'S INC.
                                        KLEIN, BOGAKOS AND ROBERTSON, CPA'S INC.

Santa Monica, California
August 24, 1998